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                            MUTUAL RELEASE AGREEMENT


         THIS MUTUAL RELEASE AGREEMENT (the "Agreement"), dated as of September __, 2000, is entered into by and between INTELLIQUIS INTERNATIONAL INC., a Nevada Corporation (the "Company"), and ROBI INVESTORS, LLC, a Delaware limited liability company ("ROBI").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Company and ROBI are executing this release agreement in order to relieve both parties of certain obligations and conditions relating to the issuance of a Conditional Warrant, as granted under the Securities Purchase Agreement, dated October 26, 1999, entered into between the Company and ROBI. (the "Securities Purchase Agreement");

     WHEREAS, the Company desires to return to ROBI the consideration paid in exchange for being released from the obligation to issue ROBI a Conditional Warrant which would give ROBI the option to purchase (i) up to 3,000 shares of the Company's Series A Preferred Stock for an aggregate purchase price of $3,000,000 (the "Additional Shares") and (ii) stock purchase warrants to purchase up to an additional 150,000 shares of Common Stock (the "Additional Warrants"); and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. RELEASE OF OBLIGATIONS

         a. Release of Company: In exchange for the return to ROBI of one hundred dollars $100) paid as consideration for the right to acquire the Conditional Warrant, ROBI hereby releases the Company from all rights, obligations and requirements to issue ROBI the Additional Shares and Additional Warrants issuable to ROBI pursuant to the Conditional Warrant as provided for in
Section 1 of the Securities Purchase Agreement. In addition, ROBI releases the Company from all obligations to pay ROBI damages in accordance with section 5(e) of the Securities Purchase Agreement for the late issuance of Common Stock upon conversion of, or in lieu of dividend payments on, the Additional Shares or Additional Warrants.

         b. Release of ROBI: In exchange for the aforementioned release, the Company releases ROBI from its obligation, in accordance with Section 1 of the Securities Purchase Agreement, to purchase the Additional Shares and the Additional Warrants under the terms of the Conditional Warrant.

         c. Scope of Release. Notwithstanding anything herein to the contrary, the releases provided for herein only relate to the Conditional Warrant, Additional


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Shares and Additional Warrants and expect as otherwise explicitly set forth herein the releases set forth herein do not apply to any other obligation of the parties hereto set forth in the Primary Documents.

     2. REPRESENTATIONS AND WARRANTIES.

                  (a) ROBI hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of ROBI and is enforceable against ROBI in accordance with its terms.

                  (b) The Company hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

     3. DEFINED TERMS. All capitalized terms used herein which are not defined herein shall have the meaning given to such term in the Securities Purchase Agreement.

     4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     5. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     6. COUNTERPARTS. This Agreement may be executed by one or more of the parties to the Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.




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     IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned on the date first written above.




                                          INTELLIQUIS INTERNATIONAL, INC.



                                          /s/ Bernard Yaw
                                          ---------------------------------
                                          Name: Bernard Yaw
                                          Title: President



                                          ROBI INVESTORS, LLC



                                          /s/ Danny Saks
                                          ---------------------------------
                                          Name:  Danny Saks
                                          Title:



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